Exhibit 10.46

Confidential Treatment Request

[*] indicates information that has been omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.

                            COMMERCIAL PROPERTY LEASE

(1) This Lease made this 25 day of June 2002 by and between MARK DOREN REVOCABLE TRUST (BY MARK DOREN, TRUSTEE) the Lessor, herinafter designated as the Landlord, and ALL NIGHT AUTO-GROSSE POINTE, INC., A MICHIGAN CORPORATION AND RICHARD J. d. KOHL, AND INDIVIDUAL and Dennis Spencer, an individual the Lessee, herinafter designated as the Tenant.

     Landlord acknowledges that Tenant intends to operate its business as an All Night Auto franchise from Mid Night Auto, Inc. Landlord agrees that should Landlord be informed by Mid Night Auto, Inc. that Tenant is in breach of its franchise agreement with Mid Night Auto, Inc. and be further requested to assign this lease to Mid Night Auto, Inc. then Landlord shall assign this lease to Mid Night Auto, Inc. Further, Landlord agrees that should Tenant be in default of this lease agreement, Landlord shall inform Mid Night Auto, Inc. and shall give Mid Night Auto, Inc. the opportunity to cure said default and assign this lease to Mid Night Auto, Inc.

(2) DESCRIPTION: Witnesseth: the Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the City of Grosse Pointe Park, Wayne County, Michigan to-wit: that portion of a commercial building commonly known as 15103 Kercheval Avenue (See attached diagram) and referred to as "Service Garage".

(3) TERM AND RENT: For the term of Five (5) years from and after the 1st day of July 2002 fully to be completed and ended, the Tenant yielding and paying during the continuance of this lease unto the Landlord for rent of said premises for said term, the sum of [*] in lawful money of the Unites States payable in monthly installments in advance, upon the 1st day of each and every month as follows:

     Year One:  July 1, 2002 to June 30, 2003
             The sum of [*]
     Year Two: July 1,  2003 to June 30,  2004
             The sum of [*]
     Year Three:  July 1, 2004 to June 30, 2005
             The sum of [*]
     Year Four: July 1, 2005 to June 30, 2006
             The sum of [*]
     Year Five: July 1, 2006 to June 30, 2007
             The sum of [*]

(4) The Tenant hereby hires the said premises for the said term as above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned, the rent above reserved.

(5) Landlord and Tenant acknowledge that the intent hereunder is that Tenant shall have the sole obligation to pay all charges of any nature whatsoever, including, but not limited to, all real-estate taxes, special assessments and insurance with respect to the leased premises and to maintain and repair the leased premises throughout the term hereunder. The Landlord shall receive the rent due hereunder on absolute net/net/net basis throughout the term of the lease or any extensions hereof. The intent of the parties is that the Landlord shall be required to make no payment of any name or nature for the maintenance and repair of the Building, its plumbing, heating, electrical and replacements and payment of taxes, special assessments and insurance.

(6) CERTIFICATE OF OCCUPANCY: It shall be the obligation of the Tenant at Tenant's own expense to obtain a certificate of occupancy for the use of the premises leased hereunder from any governmental agency, including but not by way of limitations, the City of Grosse Pointe Park.

(7) INSURANCE: The Tenant agrees to pay to the Landlord annually, upon being billed therefor, all premiums for insurance against loss by fire, lightning, explosion, windstorm, tornado, riot or civil commotion which the Landlord, in its sole discretion as to insurance companies, terms of insurance policies, and amounts shall carry on the leased premises. In the event of any failure of Tenant to timely pay such billing, in addition to Tenant's continuing obligation to pay such billing, thereafter Landlord shall have the right to demand, upon ten (10) days written notice, that Tenant provide for the payment of insurance premiums by paying to the Landlord on each date that a monthly installment of the rent shall be due and payable at least one-twelfth (1/12th) of the aggregate of such annual insurance premiums as such aggregate is from time to time estimated by the Landlord. If the monies paid to Landlord are not sufficient in amount to pay and discharge such insurance premiums when the same become due and payable, Tenant shall, on demand, pay to the Landlord the amount of such deficiency. In the event the obligation of the Tenant to pay such insurance shall apply to fractional parts of a calendar year, payment thereof shall be on a prorata basis.


*Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(8)  If the Tenant shall default in any payment or  expenditure  other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at 7% per annum from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

(9) All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time.

(10) ASSIGNMENT: The Tenant covenants not to assign or transfer this lease or hypothecate or mortgage the same or sublet said premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate his lease and to reenter and repossess the leased premises.

(11) BANKRUPTCY AND INSOLVENCY: The Tenant agrees that if the estate created hereby shall be taken in execution or by other process of law, or if the Tenant shall be declared bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, then and in such event this lease may be canceled at the option of the Landlord.

(12) RIGHT TO MORTGAGE: The Landlord reserves the right to subject and subordinate this lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part. And the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant.

(13) USE AND OCCUPANCY: It is understood and agreed between the parties hereto that said premises during the continuance of this lease shall be used and occupied for AUTO REPAIR GARAGE FOR MECHANICAL REPAIRS AND MAINTENANCE OF MOTOR VEHICLES (AUTOMOBILES) and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement the Landlord may at his option terminate this lease forthwith and reenter and repossess the leased premises.

(14) FIRE: It is understood and agreed that if the premises hereby leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rate for the portion rendered, untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition: provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises shall result from the negligence or willfu1 act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the leased premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may at his option terminate this lease forthwith by a written notice to the Tenant.

(15) REPAIRS: The Landlord after receiving written notice from the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefor agrees to keep in good order and repair the roof and the four outer walls of the premises but not the doors, door frames, the window glass, window casings, window frames, windows or any of the appliances or appurtenances of said doors or window casings, window frames and windows, or any attachment thereto or attachments to said building or premises used in connection therewith.

And the Tenant agrees to keep the plate glass insured with a responsible Insurance Company in the name of the Landlord and to deliver the policy or policies to the Landlord and upon his failure to do so the Landlord may place such insurance and charge the same to the Tenant as so much additional rent as provided in Paragraph 8; but the failure on the part of the Landlord to place such insurance does not release the Tenant of the liability.

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(16) TENANT TO  INDEMNIFY:  The Tenant agrees to indemnify and hold harmless the
Landlord from any liability for damages to any person or property in, on or about said leased premises from any cause whatsoever; and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of One Million and 00/100 Dollars ($1,000,000.00) for damages resulting to one person and Two Million and 00/100 Dollars ($2,000,000.00) for damages resulting from one casualty, and One Million and 00/100 Dollars ($1,000,000.00) property damage insurance resulting from any one occurrence. Tenant shall deliver said policies to the Landlord and upon Tenant's failure so to do the Landlord may at his option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.

(17) REPAIRS AND ALTERATIONS: Except as provided in Paragraph 15 hereof, the Tenant further covenants and agrees that he will, at his own expense, during the continuation of this lease, keep the said premises and every part thereof in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The Tenant shall not make any alterations, additions or improvements to said premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this lease, without molestation or injury.

     The Tenant covenants and agrees that if the demised premises consists of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the demised premises at reasonable times and install or repair pipes, wires and other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

(18) MACHINERY AND EQUIPMENT: Tenant agrees to maintain Seven (7) car lifts located on the property and one (1) air compressor. The eight (8) fixtures are property of the Landlord and must be in working condition upon tenants termination of lease.

(19) EMINENT DOMAIN: If the whole of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the tern of this lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day, with a proportionate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking.

     If less than the whole, but more than 25% of the leased premises, shall be taken under eminent domain, or less than the whole but more then 35% of the building shall be taken under eminent domain, Landlord and Tenant shall each have the right to terminate this lease and delay the same null and void, by written notice of such intention to the other party within ten (10) days after such termination. The Lease term shall cease only on the part so taken as of the date possession shall be taken by such public authority and Tenant shall pay rent up to that date, with appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall belong to and be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Landlord shall not be entitled to the award, if any, made for depreciation to, and cost of removal of Tenant's stock in trade fixtures.

(20) RESERVATION: The Landlord reserves the right of free access at all times to the roof of said leased premises and reserves the right to rent said roof for advertising purposes. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

(21) CARE OF PREMISES: The Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other Tenants in the building and shall keep premises under his control (including adjoining drives, streets, alleys or yards) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said premises and have rubbish, dirt and ashes removed and the side walks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish, ashes and dirt, or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as bill is presented to him and the Landlord shall have the same remedy as is provided in Paragraph 8 of this lease in the event of Tenant's failure to pay.

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(22) The Tenant shall at his own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same.

(23) CONDITION OF PREMISES AT TIME OF LEASE: The Tenant further acknowledges that he has examined the said leased premises prior to the making of this lease, and knows the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this lease.

(24) The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes. Landlord acknowledges, however, that the tenant currently occupying the space adjacent to and connected with the premises is a Limited Liability Corporation which Landlord has ownership in, and said LLC shall assume all liabilities associated with being the tenant of adjacent space.

(25) OPTION TO RENEW: Tenant has the right of first refusal for any options to lease the said premises after the expiration of the initial term hereof with rent and term to be determined at some future date.

(26) RE-RENTING: The Tenant hereby agrees that for a period commencing 90 days prior to the termination of this lease, the Landlord may show the premises to prospective Tenants, and 60 days prior to the termination of this lease, may display in and about said premises and in the windows thereof, the usual and ordinary "TO RENT" signs.

(27) HOLDING OVER: It is hereby agreed that in the event of the Tenant herein holding over after the termination of this lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

(28) GAS, WATER, HEAT AND ELECTRICITY: Tenant shall pay the following charges against the leased premises for gas, water, heat and electricity during the continuance of this lease, as the same shall become due:

          A.   100% of the garage heating expenses per meter.

          B. 100% of the water expense for the entire building (includes 15103 and 15105 Kercheval Ave.)

          C. 50% of the electricity expense of the entire building (includes 15103 and 15105 Kercheval Ave.)

(29) REAL ESTATE TAXES: Tenant hereby agrees to pay to Landlord simultaneous with the execution of this lease that portion of the current red estate taxes levied or assessed against the leased premises which are attributable to Tenant's occupancy of the leased premises and all special assessments and fire and extended insurance. Tenant hereby acknowledges that such taxes have been paid in advance by or on behalf of Landlord prior to the commencement of the term of this lease and that the portion to be paid by Tenant shall be determined by a prorata adjustment of such taxes on a due date basis for the number of days of the term hereof falling within the applicable tax year. This proration shall be 53.4%, which is approximately 8,824 square feet of the entire building in which the leased premises is located. The remaining 7,684 square feet of the building which the leased premises is located shall be occupied by the Landlord and the Landlord shall be responsible for his proration of the real estate taxes on that portion of the building. The real estate taxes and special assessments shall be allocated as follows between Landlord and Tenant:

          A. Landlord - 46.6%

          B. Tenant - 53.4%

     Since the City of Grosse Pointe Park and any governmental authority having jurisdiction over the leased premises does not separately levy or assess all real estate taxes or assessments against the leased premises or issue a separate tax bill therefore, Tenant covenants and agrees to pay Landlord, Tenant's previous noted proportionate share of my real property taxes and assessments, of any kind or nature, and all other impositions, general and special, ordinary and extraordinary, of every kind and nature whatsoever, hereinafter called "taxes" or special assessments of any kind or nature which may be levied, imposed or assessed by any lawful authority against the leased premises and/or Building for any calendar year during the term thereof. Tenant's proportionate share, as indicated, for such taxes and special assessments shall be Fifty Three and 4/10 percent (53.4%) of such taxes and special assessments. The Tenant shall be individually responsible for any personal property taxes assessed because of his occupancy of the premises or due to inventory maintained on the premises.

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     Tenant  shall  provide for the payment of said taxes by paying the Landlord on each date a monthly installment of the rent shall be due and payable as additional rent, at least one-twelfth (1/12th) of the aggregate of such taxes as such aggregate is from time to time estimated by the Landlord. If the monies paid by Tenant to the Landlord are insufficient in amount to pay and discharge such taxes when the same become due and payable, then Tenant shall from time to time and on demand from Landlord pay to the Landlord the amount of such deficiency.

(30) ANIMAL CLAUSE: No animals shall be permitted on the premises without prior consent of Landlord.

(31) ADVERTISING DISPLAY: It is further agreed that all signs and advertising displayed in and about the premises shall be such only as advertise the business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the Landlord.

(32) ACCESS TO PREMISES: The Landlord shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same. If the Landlord deems any repairs necessary he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at 7% per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in Paragraph 8 hereof.

Tenant shall maintain 24 hour access for Landlord for ingress and egress to and from basement access.

(33) REENTRY: In case any rent shall be due and unpaid or if default to be made in any of the covenants herein contained, or if said leased premises shall be deserted or vacated, then it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to reenter into, repossess the said premises and the Tenant and each and every occupant to remove and put out.

(34) QUIET ENJOYMENT: The Landlord covenants that the said Tenant, on payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

(35) EXPENSES-DAMAGES, REENTRY: In the event that the Landlord shall, during the period covered by this lease, obtain possession of said premises by reentry, summary proceedings, or otherwise, the Tenant hereby agrees to pay the Landlord the expense incurred in obtaining possession of said premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages.

(36) REMEDIES NOT EXCLUSIVE: It is agreed that each and every of the rights, remedies and benefits provided by this lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

(37) WAIVER: One or more waivers of any covenant or condition by the Landlord shall not be construed as a waiver of a further breach of the same covenant or condition.

(38) DELAY OF POSSESSION: It is understood that if the Tenant shall be unable to enter into and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable to damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

(39) NOTICES: Whenever under this lease a provision is made for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at his last known Post Office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

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(40) It is agreed  that in this lease the work "he" shall be used as  synonymous with the words "she," "it" and "they," an work "his" synonymous with the words "Her," "its" and "their."

(41) The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

(42) SECURITY PROVISIONS: Landlord shall retain an amount equal to one and one-half months rent as security for the faithful performance of all of the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenants' failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions, and agreements of this lease is to be returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

     In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with his own funds.

     The Landlord herewith acknowledges as of this signing the receipt of [*] toward the security deposit. Tenant's agrees to pay the balance of security deposit on October 1, 2002 and to pay additional funds necessary to keep the amount of the security current yearly by July 1st of each year during the term of this lease.

(43) ADDITIONAL PROVISIONS: See Addendum to lease for additional provisions.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

WITNESSED BY:                               LESSOR:
                                            Mark Doren Revocable Living Trust

   /s/ [illegible]                             /s/ Mark Doren       (L.S.)
-------------------------------             ------------------------
                                            Mark Doren, Trustee

                                            LESSEE;
                                            All Night Auto - Grosse Pointe, Inc.
                                                  and
                                            Richard J. Kohl, an individual
                                                  and
                                            Dennis Spencer, an individual

                                              /s/ Richard J. Kohl   (L.S.)
                                            ------------------------
                                            All Night Auto Grosse Pointe, Inc.,
                                            Richard J. Kohl, President

                                              /s/ Richard J. Kohl   (L.S.)
                                            ------------------------
                                            Richard J. Kohl

                                              /s/ Dennis Spencer    (L.S.)
                                            ------------------------
                                            Dennis Spencer

                                ADDENDUM TO LEASE

        WHEREAS, by a lease dated the 25 day of June 2002, The Mark Doren Revocable Living Trust, Mark Doren, Trustee, as Lessor, and by All Night Auto - Grosse Pointe, Inc., a Michigan Corporation and Richard J. Kohl, an individual, and Dennis Spencer, an individual as Lessee, property located at 15103 Kercheval, Grosse Pointe Park, Michigan and

        WHEREAS, the parties desire to modify and supplement certain portions of the lease so as to provide a written memorandum of the understanding between the parties:

        NOW, THEREFORE, it is agreed between the parties as follows:

        1.)     Tenant  agrees to clean and wash,  at the expense of the Tenant, the entire facility located at 15103 Kercheval Ave., Grosse Pointe Park, Michigan within 6 months of start of lease.

        2.)     Tenant agrees to scrape and paint ceiling in facility located at
15103 Kercheval Ave., Grosse Pointe Park, Michigan within 6 months of start of lease at the expense of the Tenant.

        3.)     Tenant  agrees  to  repair  and/or  replace  front  bay  door as
Landlord deems necessary to keep in proper condition and to perform such act within 6 months of start of lease at the expense of the Tenant

        4.)     Landlord  and  Tenant  agree to split the cost  50%/50%  for the replacement of four (4) new bay doors and to complete replacement of said doors within 6 months of start of lease.

        5.)     Landlord  agrees to provide to tenant the first  month,  July 1,
2002 through July 31, 2002, rent free in consideration of his performance of the conditions setforth above in items 1. 2, and 3.

        6.) Landlord agrees to release Richard J. Kohl, an individual and Dennis Spencer, an individual as named Tenants on July 1, 2004, if and only if the Tenant shall not be or have been in default in any payment or terms of said lease.

        7.) Landlord, should he be willing the sell the building known as 15103/15105 Kercheval Ave., Grosse Pointe Park, Michigan during the term of this lease, shall extend to the Tenant the right of first refusal to purchase said building at the terms and conditions agreeable to the Landlord.

        All other terms and conditions of the lease shall continue to remain in full force and effect, except as here modified.

WITNESSED BY:                            LESSOR:
                                         Mark Doren Revocable Living Trust

   /s/ [illegible]                       by:    /s/ Mark Doren       (L.S.)
-------------------------------              ------------------------
                                                Mark Doren, Trustee

                                         LESSEE;
                                         All Night Auto - Grosse Pointe, Inc.,
                                         a Michigan Corporation
                                               and
                                         Richard J. Kohl, an individual
                                               and
                                         Dennis Spencer, an individual

                                         by:  /s/ Richard J. Kohl, President
                                            ---------------------------------
                                          All Night Auto Grosse Pointe, Inc.,
                                          a Michigan Corporation

                                         by:  /s/ Richard J. Kohl
                                            ---------------------------------
                                              Richard J. Kohl, an individual

                                         by:  /s/ Dennis Spencer
                                            ---------------------------------
                                              Dennis Spencer, an individual

                               [GRAPHIC OMITTED]

                          Additional Addendum Language

        With reference to Paragraph 24, it is understood between Landlord and Tenant that Landlord is currently occupying the space adjacent to or connected with the premises. Paragraph 24 shall not be applicable so long as Landlord occupies said space.

        Landlord acknowledges that Tenant has intends to operate its business as an All Night Auto franchise from Mid Night Auto, Inc. Landlord agrees that should Landlord be informed by Mid Night Auto, Inc. that Tenant is in breach of its franchise agreement with Mid Night Auto, Inc. and be further requested to assign this lease to Mid Night Auto, Inc. then Landlord shall assign this lease to Mid Night Auto, Inc.. Further, Landlord agrees that should Tenant be in default of this lease agreement, Landlord shall inform Mid Night Auto, Inc. and shall given Mid Night Auto, Inc. the opportunity to cure said default and assign this lease to Mid Night Auto, Inc.